Exhibit 99.3

                            JOINT FILERS' SIGNATURES



/s/ Jeff Horing                                                  June 1, 2009
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  Insight Venture Partners V (Employee Co-Investors), L.P.       Date
  Signature of Reporting Person


/s/ Jeff Horing                                                  June 1, 2009
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  Insight Venture Partners (Cayman) V, L.P.                      Date
  Signature of Reporting Person


/s/ Jeff Horing                                                  June 1, 2009
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  Insight Venture Partners V Coinvestment Fund, L.P.             Date
  Signature of Reporting Person


/s/ Jeff Horing                                                  June 1, 2009
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  Insight Venture Associates V, L.L.C.                           Date
  Signature of Reporting Person


/s/ Jeff Horing                                                  June 1, 2009
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  Insight Holdings Group, LLC                                    Date
  Signature of Reporting Person